Nationwide Maximum Diversification Emerging Markets Core Equity ETF Summary Prospectus March 26, 2018
Trading Symbol: MXDE Listed on NYSE Arca, Inc.	www.etf.nationwide.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Prospectus and Statement of Additional Information, each dated September 11, 2017, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.etf.nationwide.com. You can also get this information at no cost by calling 1‑800‑617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Nationwide Maximum Diversification Emerging Markets Core Equity ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the TOBAM Maximum Diversification Emerging Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.64%

1 Estimated for the current fiscal year.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $65	3 Years: $205
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
TOBAM Maximum Diversification Emerging Index
The Index is a rules-based index that is designed to create a more diversified equity portfolio of the common and preferred stock (or depositary receipts) of companies in emerging markets relative to traditional market capitalization weighted benchmarks. The Index uses a quantitative model to weight companies in the Index universe to maximize the Diversification Ratio® of the Index, a proprietary metric based on the volatility of each Index constituent and its correlation to the other Index constituents. The Index was developed in 2015 by TOBAM S.A.S., the Fund’s index provider.

Summary Prospectus March 26, 2018	1	Nationwide Maximum Diversification Emerging Markets Core Equity ETF

Construction of the Index begins with the universe of common and preferred stocks (or their depositary receipts) of emerging markets countries with a minimum market capitalization set by the Index rules and adjusted quarterly based on changes to the overall equity market capitalization of the applicable geographic regions. The countries in Asia included in the Index are China, India, Indonesia, Malaysia, Philippines, South Korea, Taiwan, and Thailand. The countries in Europe (including the Middle East) included in the Index are Czech Republic, Greece, Hungary, Poland, Russia, South Africa, and Turkey. The counties in Latin America included in the Index are Brazil, Chile, Colombia, Mexico, and Peru. As of August 31, 2017, the minimum market capitalization for emerging markets countries was USD$750 million. Companies in the Index universe are then screened to eliminate securities with insufficient liquidity and relatively new issues (the remaining securities are referred to as the “Eligible Universe”). Common and preferred stocks in the Eligible Universe are replaced with their more liquid depositary receipt where such depositary receipts exist.
Companies in the Eligible Universe are then screened against a socially responsible investment (“SRI”) exclusion blacklist. The SRI exclusion blacklist contains those companies whose activities do not meet the criteria for socially responsible investing, such as the production or sale of unconventional weapons, production of tobacco, production of coal or coal-based energy, serious or systematic human rights violations, severe environmental damage, gross corruption, or other particularly serious violation of ethical norms.  Companies included on the SRI exclusion blacklist are eliminated from the Eligible Universe, and the remaining companies are included in the Index (the “Index Constituents”).
The Index Constituents are then analyzed for their volatility and correlation to each other and weighted to maximize the Diversification Ratio®, a mathematical definition of diversification developed by TOBAM. The model used to maximize the Diversification Ratio (the “MaxDiv® Model”) seeks to lower the overall volatility of the Index while maintaining its diversification. The maximum weight for each stock is the lower of (i) 1.5% or (ii) 10 times the security’s weight had the Eligible Universe been market capitalization weighted (the “Cap-Weighted Benchmark”).
Additionally, the MaxDiv Model is constrained to ensure that the “active share” of the Index, which measures how much the holdings of the Index differ from those of the securities in the Cap-Weighted Benchmark, cannot exceed 50% (e.g., if an Index Constituent’s weight is 1% in the Index and 5% in the Cap-Weighted Benchmark, then the Index Constituent’s contribution to the active share of the Index would be 4%) and the active share of each country in the Index does not exceed 5 times each country’s respective weight in the Cap-Weighted Benchmark.
The MaxDiv Model is also optimized to reduce turnover (e.g., minimum market capitalizations and median value traded are reduced for companies already included in the Index).
The Index is reconstituted (i.e., Index Constituents are added or deleted and weights are reset based on the MaxDiv Model) quarterly after the close of business on the third Friday of each March, June, September and December using data as of the close of business on the first Friday of the relevant month. As of February 28, 2018, the Index included significant exposure to companies in India, China, Taiwan, and South Korea.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities (e.g., depositary receipts). The Fund expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
The Fund will use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole.  However, the Fund may use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index does not involve practical difficulties or substantial costs).
The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:

•
Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.

Summary Prospectus March 26, 2018	2	Nationwide Maximum Diversification Emerging Markets Core Equity ETF

•
Currency Exchange Rate Risk. The Fund invests primarily in investments denominated in non-U.S. currencies or in securities that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

•
Depositary Receipt Risk. Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares ("Underlying Shares"). When the Fund invests in Depositary Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

•
Emerging Markets Risk. The Fund invests primarily in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.

•
Equity Market Risk. The equity securities held in the Fund's portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

•
Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

•
Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

o
Risks of Investing in China — Investments in Chinese issuers subject the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and is expanding the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China's rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy.

o
Risks of Investing in India — Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.

o
Risks of Investing in South Korea — Investments in South Korean issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks that are specific to South Korea. In addition, economic and political developments of South Korea's neighbors may have an adverse effect on the South Korean economy.

o
Risks of Investing in Taiwan — Investments in Taiwanese issuers may subject the Fund to risks. Taiwan is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan's economy is intricately linked with economies of Asian countries that have experienced over-extensions of credit, frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation. The Taiwanese economy is dependent on the economies of Japan and China, as well as the United States, and negative changes in their economies or a reduction in purchases by any of them of Taiwanese products and services would likely have an adverse impact on the Taiwanese economy. Taiwan's geographic proximity to China and Taiwan's history of political contention with China have resulted in ongoing tensions with China, including the risk of war with China. These tensions may materially affect the Taiwanese economy and securities markets.

Summary Prospectus March 26, 2018	3	Nationwide Maximum Diversification Emerging Markets Core Equity ETF

•
Geopolitical Risk. Some countries and regions in which the Fund invests have experienced security concerns, war or threats of war and aggression, terrorism, economic uncertainty, natural and environmental disasters and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund's investments.

•	Market Capitalization Risk
o
Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

o
Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

o
Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

•
Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The Fund's net asset value ("NAV") and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

•
Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties ("Models and Data"). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund's portfolio can be expected to reflect the errors, too.

•
New Fund Risk. The Fund is a recently organized, diversified management investment company with no operating history. As a result, prospective investors have a limited track record on which to base their investment decision.

•
Passive Investment Risk. The Fund is not actively managed and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in the Index methodology.

•
Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred security into common stock, preferred securities are often sensitive to declining common stock values. A company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

•	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
•
Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund's NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund's primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs.

•
Socially Responsible Investment Risk.  Because the methodology of the Index eliminates securities of certain issuers for non-financial reasons, the Index, and consequently the Fund, may underperform the broader equity market or other indices or funds that do not utilize similar criteria when selecting investments.

•
Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund uses a representative sampling approach and therefore may not be as well correlated with the return of the Index as it would be if it purchased all of the securities in the Index in the proportions in which they are represented in the Index.

Summary Prospectus March 26, 2018	4	Nationwide Maximum Diversification Emerging Markets Core Equity ETF

Performance
Performance information for the Fund is not included because the Fund did not have a full calendar year of performance prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.etf.nationwide.com or by calling the Fund toll free at 1‑800‑617‑0004.
Portfolio Management
Adviser	Nationwide Fund Advisors
Sub-Adviser	Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”)
Portfolio Managers	Denise M. Krisko, CFA, President of VIA, and Rafael Zayas, CFA, Senior Portfolio Manager—International Equity of VIA, have been portfolio managers of the Fund since its inception in 2018.

Purchase and Sale of Shares
Shares are listed on the NYSE Arca, Inc. (the “Exchange”), and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Fund’s investment adviser, sub-adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Summary Prospectus March 26, 2018	5	Nationwide Maximum Diversification Emerging Markets Core Equity ETF